UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2015

ALERE INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 5, 2015, Alere Inc. (the “Company”) issued a press release entitled “Alere Reports Preliminary First Quarter 2015 Financial Results and Announces 2014 Restatement,” a copy of which is “furnished,” and not filed, with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On May 1, 2015, the Audit Committee of the Board of Directors of the Company, after considering the recommendations of management, concluded that the Company’s financial statements and other financial data for 2014 and all interim periods therein (collectively, the “Non-Reliance Periods”), as reported in the Company’s Annual Report on Form 10-K filed on March 5, 2015 and Quarterly Reports on Form 10-Q filed on May 6, 2014, August 6, 2014 and November 7, 2014, should not be relied upon because of errors identified therein. The errors that caused the Company to conclude that its financial statements and other financial information for the Non-Reliance Periods should not be relied upon were identified during the course of preparing its financial statements and other financial data for the quarter ended March 31, 2015.

Accordingly, investors, analysts and other persons should not rely upon the Company’s previously released financial statements and other financial data for the Non-Reliance Periods or any press releases, investor presentations or other communications that relate to that information. The Company anticipates that it will file restated financial statements covering these periods as soon as practicable.

The Company will also correct its annual 2012 financial statements and annual and interim 2013 financial statements to reflect certain adjustments. The Audit Committee has concluded that these adjustments are not material to the previously issued financial statements. Accordingly, these financial statements can continue to be relied upon.

The Company anticipates that it will file a Form 12b-25 in order to obtain additional time in which to complete its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

The Audit Committee and management have discussed the matters disclosed in this Item 4.02(a) with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

Additional Information on Restatement

While the Company is continuing to perform a detailed review of its previously reported financial information, the Company currently anticipates that, when all of the necessary adjustments are aggregated, the net cumulative effect on each of its financial statements for the Non-Reliance Periods will be material.

Based on its review to date, the Company preliminarily anticipates that the restatements will relate primarily to the accounting for income taxes for the Company’s discontinued operations, including in connection with the Alere Health divestiture (which was completed in

January 2015) and another divestiture completed in 2014. The error in the accounting for income taxes associated with the Alere Health divestiture was primarily due to the incorrect determination of the book basis of the businesses sold. The Company expects that the restatement will result in a decrease to the Company’s income from discontinued operations and, to a lesser extent, an increase to the Company’s loss from continuing operations for the fiscal year ended December 31, 2014. The Company expects the impact of the adjustments on the interim periods of 2014 will be a decrease in loss from continuing operations for the quarter ended March 31, 2014, an increase in loss from continuing operations for the quarters ended September 30, 2014 and December 31, 2014 and a decrease in income from discontinued operations, net of tax, for the quarters ended September 30, 2014 and December 31, 2014. The Company does not anticipate that there will be additional adjustments which are material.

The Company and its independent registered public accounting firm have not yet completed their final determination and review of these items, and therefore the information set forth above is preliminary and subject to change. While the Company expects to report the estimated adjustments described herein, there can be no assurance that the final adjustments will not differ materially from the information discussed herein, or that additional errors will not be identified.

In Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, the Company disclosed that its internal control over financial reporting and its disclosure controls and procedures were not effective as of December 31, 2014 because of a material weakness in the Company’s controls to assess the accounting for deferred tax assets which become recognizable as a result of dispositions. The Company noted that this control deficiency could result in the failure to prevent or detect misstatements of its deferred tax assets and its income from discontinued operations that could result in a material misstatement of its consolidated financial statements. Based on its review to date, the Company believes that this material weakness resulted in the failure to prevent or detect the errors described above regarding the accounting for income taxes attributable to the Company’s discontinued operations. The Company is continuing to take steps to implement the remediation plan described in Item 9A. As the Company stated in Item 9A, the remediation plan is subject to ongoing review by the Company’s senior management, as well as oversight by the Audit Committee of the Board of Directors. The Company cannot estimate when such remediation may occur, and its initiatives may not prove successful in remediating the material weakness. Management may determine to enhance other existing controls and/or implement additional controls as the implementation progresses. It will take time to determine whether the additional controls the Company is implementing will be sufficient to accomplish their intended purpose; accordingly, the material weakness may continue for a period of time.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For example, forward-looking statements include statements regarding the filing of financial statements, the content and timing thereof, the filing of a Form 12b-25, the anticipated effect of the errors, including the anticipated change in the Company’s deferred tax assets and statements of income, the scope of the errors, the anticipation that additional adjustments will not be material and the timing and effectiveness of the Company’s remediation plan for the material weakness. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “intend,” “expect,” “plan,” “believe,” “estimate,” “predict” or the like. These statements involve risks and uncertainties, and actual results could differ materially from the statements made in this report. Factors that might cause these differences include, but are not limited to, potential delays in the preparation of restated financial statements, the risk that additional information will come to light during the course of the preparation of restated financial statements or the review thereof by the Company’s registered independent accounting firm that alters the scope or magnitude of the restatement, potential reviews, investigations or other proceedings by government authorities, stockholders or other parties, the risk that the Company’s remediation plan will be unsuccessful to prevent or detect additional misstatements and potential delays arising from the restatement, including a potential inability to prepare financial statements or file periodic reports on a timely basis, which would be a default under the Company’s senior secured credit facility and note indentures as well as a violation of the Securities Exchange Act and the listing rules of the NYSE. These and other risk factors are discussed in more detail under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2015. Copies are available through the Company’s Investor Relations department and at www.alere.com. The Company does not assume any obligation to update its forward-looking statements to reflect new information and developments.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 5, 2015, entitled “Alere Reports Preliminary First Quarter 2015 Financial Results and Announces 2014 Restatement”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: May 5, 2015	By:	/s/ James Hinrichs
	Name:	James Hinrichs
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 5, 2015, entitled “Alere Reports Preliminary First Quarter 2015 Financial Results and Announces 2014 Restatement”